SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

--------------------------------------------------------------------------------
         Date of Report (Date of earliest event reported): July 18, 2000
                                                           (July 18, 2000)
        ------------------------------------------------------------------

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                    0-10592                         14-1630287
         ------------------------        --------------------------------
         (Commission File Number)        (IRS Employer Identification No.)

        ------------------------------------------------------------------
                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311



--------------------------------------------------------------------------------

TrustCo Bank Corp NY


Item 5.           Other Events
-------           ------------
                  Two press releases were issued on July 18, 2000, discussing second quarter results for 2000. Attached are the press releases labeled as exhibit 99(a) and 99(b).




Item 7            (c) Exhibits
------

                  Reg S-K Exhibit No.               Description
                  -------------------               -----------
                           99(a)                    One page  press  release
                                                    dated  July 18,  2000, with
                                                    second quarter 2000 results.

                           99(b)                    Press  release  dated  July
                                                    18,  2000,   with  second
                                                    quarter 2000 results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 18, 2000

                                                 TrustCo Bank Corp NY
                                                 (Registrant)


                                                  By:/s/ Robert T. Cushing
                                                     ---------------------
                                                     Robert T. Cushing
                                                     Vice President and
                                                     Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                    Page
__________________         ______________________________               ________
         99(a)             One page press release dated July 18,
                           2000, highlighting second quarter 2000
                           results.                                        5

         99(b)             Press release dated July 18, 2000,
                           highlighting second quarter 2000 results.       6

                                                               Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                News Release
___________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                   NASDAQ -- TRST

Contact: William F. Terry
         Senior Vice President and Secretary
         518-381-3611

FOR IMMEDIATE RELEASE: Schenectady, New York -- July 18, 2000

TrustCo Bank Corp NY
(dollars in thousands, except per share data)

                                                                 6/00                            6/99
Three Months Ended June 30:
         Net Income                                     $      10,497                           9,492
         Provision for Loan Losses                                800                           1,500

Average Equivalent Shares Outstanding:
         Basic                                             53,467,000                      53,776,000
         Diluted                                           55,146,000                      55,928,000

         Net Income per Share:
         Basic                                         $        0.196                           0.177
         Diluted                                                0.190                           0.170
Six Months Ended June 30:
         Net Income                                      $     20,767                          18,815
         Provision for Loan Losses                              1,650                           3,013

Average Equivalent Shares Outstanding:
         Basic                                             53,456,000                      53,761,000
         Diluted                                           55,168,000                      55,956,000

         Net Income per Share:
         Basic                                      $           0.388                           0.350
         Diluted                                                0.376                           0.336

Period End:
Total Assets                                                2,367,107                       2,409,016
Total Nonperforming Loans                                      11,762                          11,468
Total Nonperforming Assets                                     13,106                          13,986
Allowance for Loan Losses                                      55,389                          55,656
Allowance as a Percentage
  of Total Loans                                                 4.03%                           4.20%

   All share and per share data is adjusted for the 2 for 1 stock split declared August, 1999.
                                      # # #

                                                               Exhibit 99(b)

TRUSTCO
Bank Corp NY                                                News Release
___________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                   NASDAQ -- TRST

Contact: William F. Terry
                   Senior Vice President and Secretary
                   518-381-3611

FOR IMMEDIATE RELEASE:

                          TRUSTCO ANNOUNCES RECORD HIGH
                  SECOND QUARTER AND YEAR TO DATE 2000 RESULTS

Schenectady, New York   July 18, 2000

TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) announced that it achieved record quarterly results for the second quarter of 2000 and for the first six months of the year. The 2000 results reflect strong performance with respect to net interest income, net interest margin, recurring noninterest income, and operating efficiencies. The performance for the first half of 2000 resulted in TrustCo attaining a return on average equity of 24.3% in 2000. Making the announcement was Robert A. McCormick, President and Chief Executive Officer.

Net income for the second quarter of 2000 was $10.5 million, or $0.190 diluted earnings per share, compared to $9.5 million, or $0.170 diluted earnings per share for the second quarter of 1999. The second quarter results reflect an increase of 11% in net income and 12% in diluted earnings per share over the comparable period in 1999.

Year to date results reflect significant increases in both net income and diluted earnings per share between 1999 and 2000. For the six months ended June 30, 2000, net income was $20.8 million and diluted earnings per share were $0.376, compared to net income of $18.8 million and diluted earnings per share of $0.336 for the comparable six month period in 1999. The six-month results reflect an increase of 10% in net income and 12% in diluted earnings per share for 2000 compared to the six-month period in 1999.

Commenting on the results for 2000, Mr. McCormick stated " It is gratifying to continue what has been in excess of a 15 year trend of record earnings growth. The current

                                     -More-
quarter and the year to date 2000 results are tremendous, and set the stage for continued growth into the second half of this year. These record results are the product of executing several initiatives at TrustCo to increase interest income, strengthen asset quality, and reduce operating expenses."

For the quarter, the taxable equivalent net interest income increased from $24.0 million in 1999 to $25.9 million in 2000, an increase of 8%. Likewise, the net interest margin increased from 4.07% in 1999 to 4.53% in 2000. The six month results for taxable equivalent net interest income and net interest margin are $47.4 million and 4.01% in 1999 compared to $51.4 million and 4.50% in 2000. Mr. McCormick noted "The growth in the net interest income is significant because it is the single greatest contributor to the growth in net income. We have worked hard at identifying opportunities to expand net interest income through increases in our loan and securities portfolios, while at the same time controlling the cost of our deposits and borrowings. I believe that our record 2000 results reflect the success that we have had to date in this area."

For 2000, TrustCo has an operating efficiency ratio of 37.4% for the quarter and 37.8% for the six-month results. This compares to the operating efficiency ratio for 1999's second quarter of 38.3% and the six-month results of 39.8%. "A consistent element of our strategy is to expand the value of the TrustCo franchise while at the same time maintaining our operating costs at levels that place us among the most efficient banking operations in the nation. In the June 2000 issue of the ABA Banking Journal was an article titled " Banking's Top Performers" which identified TrustCo as the fifth most efficient bank in the country and the twelfth strongest bank with respect to return on equity for 1999. It's nice to get that type of recognition from such a nationally respected publication " noted McCormick.

The most critical measure of the overall performance of a banking entity is the return on equity. The second quarter return on equity was 24.4% for 2000 compared to 22.5% for 1999. The six-month return on equity was 24.3% for 2000 compared to 22.5% for 1999. The target return on equity for 2000 is 23%, and Mr. McCormick noted "we are heading into the second half of this year with tremendous momentum".

Also during the second  quarter,  TrustCo  paid common  stock cash  dividends of
0.150 per share in 2000 compared to $0.138 in 1999. For the six months of 2000, TrustCo has paid $0.300 per share in common stock cash dividends compared to $0.275 per share in 1999. The year to date cash dividends paid to common stock shareholders represents a dividend payout of 77% of net income in 2000.

With respect to the Landmark Financial Corp. acquisition, Mr. McCormick said " we are anxious to complete this transaction and to have the staff fully integrated into the

                                     -More-

TrustCo organization. With the expanded services and products that TrustCo offers, we think we can service this community well." The Landmark shareholder vote on the TrustCo acquisition is scheduled for July 27, 2000 with the actual merger occurring shortly thereafter.

TrustCo Bank Corp NY is a $2.4 billion bank holding company which serves the financial needs of customers through its banking subsidiary, Trustco Bank, National Association. Trustco Bank operates 53 bank offices, in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Schoharie, Warren and Washington Counties. In addition, Trustco Bank operates a full service Trust Department with $1.34 billion of assets under management.

Except for historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward looking statements". Those "forward looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts. TrustCo wishes to caution readers not to place undue reliance on any forward looking statements, which speak only as of the date made. Readers are advised that various risk factors, including but not limited to: (1) credit risk, (2) interest rate risk,
(3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected.

TrustCo does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to any forward looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.

                                      ###

TRUSTCO BANK CORP NY
SCHENECTADY, NY


(dollars in thousands, except per share data)

                                                                                 Three Months Ended
                                                          06/30/2000                  03/31/2000                    06/30/99
Summary of operations
   Net interest income (TE)                                  $25,899                      25,480                      23,983
   Provision for loan losses                                     800                         850                       1,500
   Net securities transactions                                (2,320)                     (1,049)                       (657)
   Noninterest income                                          5,375                       4,851                       4,907
   Noninterest expense                                        11,432                      11,922                      11,353
   Net income                                                 10,497                      10,270                       9,492

Per common share (1)
   Net income per share:
          - Basic                                              0.196                       0.192                       0.177
          - Diluted                                            0.190                       0.186                       0.170
   Cash dividends                                              0.150                       0.150                       0.138
   Book value at period end                                    3.30                        3.19                        3.29
   Market price at period end                                 12.50                       11.69                       13.44

At period end
   Full time equivalent employees                               467                         458                         465
   Full service banking offices                                  53                          53                          53

Performance ratios
   Return on average assets                                    1.79 %                      1.76                        1.56 %
   Return on average equity (2)                               24.36                       24.24                       22.48
   Efficiency (3)                                             37.38                       38.31                       38.33
   Net interest spread (TE)                                    4.03                        4.00                        3.60
   Net interest margin (TE)                                    4.53                        4.47                        4.07
   Dividend payout ratio                                      76.33                       78.07                       77.83

Capital ratios at period end (4)
   Total equity to assets                                      7.31                        7.24                        7.02
   Tier 1 risk adjusted capital                               13.86                       13.66                       13.08
   Total risk adjusted capital                                15.15                       14.95                       14.37

Asset quality analysis at period end
   Nonperforming loans to total loans                          0.86                        0.75                        0.87
   Nonperforming assets to total assets                        0.55                        0.50                        0.58
   Allowance for loan losses to total loans                    4.03                        4.11                        4.20
   Coverage ratio (5)                                           4.7 X                       5.5 X                       4.9 X

(1)  All share and per share information is adjusted for the 2 for 1 stock split declared August, 1999.
(2)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(3)  Calculated as noninterest expense (excluding ORE expense and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding ORE income and net securities transactions).
(4)  Capital ratios exclude the effect of the market value adustment for securities available for sale.
(5)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.


                                                                  Six Months Ended
                                                       06/30/2000                    06/30/99
Summary of operations
   Net interest income (TE)                               $51,379                      47,370
   Provision for loan losses                                1,650                       3,013
   Net securities transactions                             (3,369)                     (1,077)
   Noninterest income                                      10,226                      10,747
   Noninterest expense                                     23,354                      23,555
   Net income                                              20,767                      18,815

Per common share (1)
   Net income per share:
          - Basic                                           0.388                       0.350
          - Diluted                                         0.376                       0.336
   Cash dividends                                           0.300                       0.275
   Book value at period end                                  3.30                        3.29
   Market price at period end                               12.50                       13.44

Performance ratios
   Return on average assets                                  1.78 %                      1.56
   Return on average equity (2)                             24.30                       22.47
   Efficiency (3)                                           37.84                       39.79
   Net interest spread (TE)                                  4.02                        3.54
   Net interest margin (TE)                                  4.50                        4.01
   Dividend payout ratio                                    77.19                       78.62


CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

                                                       06/30/2000                    12/31/99                    06/30/99
ASSETS
  Loans, net                                             $1,319,680                   1,293,989                   1,269,893
  Securities available for sale                             661,478                     640,830                     713,174
  Other short-term investments                                7,902                       9,970                           0
  Federal funds sold                                        243,000                     266,000                     293,000

     Total earning assets                                 2,232,060                   2,210,789                   2,276,067

  Cash and due from banks                                    36,325                      54,542                      42,230
  Bank premises and equipment                                16,104                      16,209                      15,775
  Other assets                                               82,618                      82,482                      74,944

     Total assets                                        $2,367,107                   2,364,022                   2,409,016

LIABILITIES
  Deposits:
     Demand                                                $167,425                     155,313                     151,142
     Interest-bearing checking                              270,710                     272,384                     257,300
     Savings                                                630,278                     641,650                     672,855
     Money Market                                            56,180                      58,557                      60,613
     Certificates of deposit > $100 thou                    119,340                     115,636                     115,277
     Other time deposits                                    735,211                     751,369                     787,544

       Total deposits                                     1,979,144                   1,994,909                   2,044,731

  Short-term borrowings                                     162,109                     152,782                     142,178
  Other liabilities                                          49,722                      49,975                      45,579

     Total liabilities                                    2,190,975                   2,197,666                   2,232,488

SHAREHOLDERS' EQUITY                                        176,132                     166,356                     176,528

     Total liabilities and
       shareholders' equity                              $2,367,107                   2,364,022                   2,409,016

Number of common shares
  outstanding, in thousands                                  53,444                      53,408                      53,671

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                             Three Months Ended
                                                              06/30/2000                  03/31/2000                    06/30/99
Interest income
     Loans                                                       $27,779                      27,432                      26,466
     Investments                                                  11,373                      11,225                      10,950
     Federal funds sold                                            3,880                       3,587                       4,182

          Total interest income                                   43,032                      42,244                      41,598

Interest expense
     Deposits                                                     16,190                      16,055                      17,132
     Borrowings                                                    2,035                       1,746                       1,481

          Total interest expense                                  18,225                      17,801                      18,613

          Net interest income                                     24,807                      24,443                      22,985

Provision for loan losses                                            800                         850                       1,500

          Net interest income after
            provision for loan losses                             24,007                      23,593                      21,485

Net securities transactions                                       (2,320)                     (1,049)                       (657)
Noninterest income                                                 5,375                       4,851                       4,907
Noninterest expense                                               11,432                      11,922                      11,353

Income before income taxes                                        15,630                      15,473                      14,382
Income tax expense                                                 5,133                       5,203                       4,890

Net income                                                       $10,497                      10,270                       9,492


Net income per share:
          - Basic                                                 $0.196                       0.192                       0.177
          - Diluted                                                0.190                       0.186                       0.170

Avg equivalent shares outstanding, in thousands:
          - Basic                                                 53,467                      53,444                      53,776
          - Diluted                                               55,146                      55,189                      55,928

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                             Six Months Ended
                                                                 06/30/2000                    06/30/99

Interest income
     Loans                                                          $55,211                      53,026
     Investments                                                     22,598                      21,840
     Federal funds sold                                               7,467                       8,398

          Total interest income                                      85,276                      83,264

Interest expense
     Deposits                                                        32,245                      34,923
     Borrowings                                                       3,781                       2,929

          Total interest expense                                     36,026                      37,852

          Net interest income                                        49,250                      45,412

Provision for loan losses                                             1,650                       3,013

          Net interest income after
            provision for loan losses                                47,600                      42,399

Net securities transactions                                          (3,369)                     (1,077)
Noninterest income                                                   10,226                      10,747
Noninterest expense                                                  23,354                      23,555

Income before income taxes                                           31,103                      28,514
Income tax expense                                                   10,336                       9,699

Net income                                                          $20,767                      18,815


Net income per share:
          - Basic                                                    $0.388                       0.350
          - Diluted                                                   0.376                       0.336

Avg equivalent shares outstanding, in thousands:
          - Basic                                                    53,456                      53,761
          - Diluted                                                  55,168                      55,956

CONSOLIDATED AVERAGE BALANCE SHEETS
(in thousands)

                                                                    Three Months Ended
                                                     06/30/2000                  03/31/2000                    06/30/99
Total assets                                         $2,357,061                   2,347,207                   2,433,144
Shareholders' equity                                    172,073                     165,477                     184,460
Total loans                                           1,361,820                   1,353,172                   1,324,286
Interest earning assets                               2,283,669                   2,274,660                   2,356,714
Interest-bearing liabilities                          1,976,384                   1,978,639                   2,058,334



                                                          Six Months Ended
                                                     06/30/2000                    06/30/99

Total assets                                         $2,352,134                   2,437,974
Shareholders' equity                                    168,775                     185,506
Total loans                                           1,357,496                   1,321,662
Interest earning assets                               2,279,164                   2,356,806
Interest-bearing liabilities                          1,977,511                   2,063,802